Provisions	6 Months Ended
Jun. 30, 2022
Provisions

21.	Provisions

21.1	Provisions for employee commitments

€ in thousand	June 30, 2022	December 31, 2021
Employer contribution costs on share-based compensation plans	7,050	26,520
Phantom shares	4,977	14,267
Retirement termination benefits	297	422
Balance at June 30	12,324	41,210
Less non-current portion	(2,302)	(8,308)
Current portion	10,022	32,901

Employer contribution costs on share-based compensation plans and phantom shares are calculated at the balance sheet date. The share price of Valneva as at June 30, 2022, was €10.86 (December 31, 2021: €24.50). The decrease in the provision for employer contribution costs on share-based compensation plans as well as on phantom shares related to the exercise of programs in the period ended June 30, 2022 as well as related to the decrease in share-price.

21.2	Other provisions

	Six months ended June 30,	Year ended December 31,
€ in thousand	2022	2021
Balance as at January 1	15,806	2,124
Additions	31,305	13,682
Usage	(250)	—
Closing balance	46,862	15,806
Less non-current portion	—	—
Current portion	46,862	15,806

As at June 30, 2022, the increase in other provisions included €27.8 million of expected legal and settlement costs in connection with judicial or contractual claims and an increased provision of €3.1 million for the court proceeding related to the Intercell AG/Vivalis SA merger. For more information see Note 25.